CONFIDENTIAL TREATMENT

Exhibit 10.41

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE BEING FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

CONFIDENTIAL TREATMENT

SETTLEMENT AND LICENSE AGREEMENT

This SETTLEMENT AND LICENSE AGREEMENT (the “AGREEMENT”) is made by and among (i) Forgent Networks, Inc., a corporation organized under the laws of the state of Texas with corporate headquarters located at 108 Wild Basin Drive, Austin, Texas, (“FORGENT”) and (ii) DIRECTV, INC., a corporation organized under the laws of the state of California with a principal place of business at 2230 E. Imperial Highway, El Segundo, California, (“DIRECTV”).  DIRECTV and FORGENT shall individually be referred to as a “Party” and collectively referred to as the “Parties.”

RECITALS

This AGREEMENT is made for the following purpose:

A.                                   FORGENT has commenced a civil action entitled Forgent Networks, Inc. v. Echostar Technologies Corporation, C.A. No.: 6:06-CV-208 (LED) in the United States District Court, Eastern District of Texas, Tyler Division (the “Action”).  FORGENT has asserted that DIRECTV is infringing United States Patent No. 6,285,746 (the “‘746 Patent”) owned by FORGENT.

B.                                     DIRECTV has answered the allegations of the Complaint, and has asserted various affirmative defenses and counterclaims against FORGENT, among other things, for declaratory judgment of noninfringement and invalidity of the ‘746 Patent.

C.                                     FORGENT represents that it is the sole and exclusive owner, among other things, of U.S. Patent Nos. 6,285,746; 6,181,784; 6,480,584; and 6,674,960 (collectively the “Forgent Patents”).

D.                                    DIRECTV is in the business of, among other things, providing direct-to-home satellite broadcast services, video, audio and/or data distribution services, and associated receiving and distribution equipment including digital video recorders and servers, and natural extensions thereof (hereinafter “the DIRECTV Businesses”).

E.                                      To avoid the expense and inconvenience of further litigation and legal proceedings, FORGENT and DIRECTV desire as of the Effective Date to fully and finally resolve, compromise and settle any and all disputes, claims and controversies between them pertaining to any and all issues relating to the Action and the FORGENT Patents, including (without limitation), any such issues with respect to any aspect of, or third party participant in, the DIRECTV Businesses, and as further set forth below.

NOW, THEREFORE, in light of the foregoing, and in consideration of the mutual covenants herein and for other valuable consideration, the sufficiency of which the Parties hereby acknowledge, the Parties hereto, and each of them, hereby warrant, represent, acknowledge, covenant and agree as follows:

CONFIDENTIAL TREATMENT

1.                                      Definitions

(a)           The term “Affiliate” shall mean and include (as of the date of execution hereof) any current or former parent, subsidiary, predecessor-in-interest, or successor-in-interest, and any other corporation, company, joint venture, partnership, firm or other entity formerly or now controlled by, controlling, or under common control with a Party, directly or indirectly through one or more intermediaries, where “control” means direct or indirect ownership or control (whether through contract or otherwise) of more than fifty percent (50%) of the stock or shares entitled to vote for the election of directors in the case of corporate entities and in the case of non-corporate entities, more than fifty percent (50%) of the equity interest with the power to direct management policies.

(b)           The term “Covered Parties” shall mean (i) DIRECTV and its past and current Affiliates; (ii) DIRECTV’s Future Affiliates, and DIRECTV’s business partners, joint venture participants, and other collaborators; (iii) [***], (iv) [***], and (v) all predecessors, successors, assigns, agents, employees, directors, officers, and representatives of subparts (i) through (iv) above [***].

(c)           The term “Covered Subject Matter” shall mean any device [***] accused of falling within the scope of any claim of the Forgent Patent Rights.

(d)           The term “DIRECTV Businesses” shall mean the businesses described in Recital Paragraph D.

(e)           The term “Effective Date” shall mean May 13, 2007.

(f)            The term “Expiration Date” shall refer to the end of the day upon which the last of the Forgent Patent Rights expires.

(g)           The term “Forgent Patents” shall mean the patents described in Recital Paragraph C.

(h)           The term “Forgent Patent Rights” shall mean the Forgent Patents and any and all patents and patent applications related thereto, if any, including without limitation any and all parents, continuations, continuations-in-part, divisions, substitutions, extensions, reissues, and reexaminations thereof, and any and all foreign counterparts of the foregoing.

(i)            The term “Future Affiliate” shall mean any person or entity who becomes an Affiliate of a Party after the date of execution of this AGREEMENT.

2.                                      Payment Of Consideration

(a)           Amount:  Within five (5) business days of the execution of this AGREEMENT by both Parties, DIRECTV shall deliver by wire transfer to the account identified below the sum of Eight Million Dollars ($8,000,000.00):

                                                                [***]

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(b)           [***]

3.                                      Dismissal Of The Complaint And Counterclaims

(a)           Counsel for FORGENT and counsel for DIRECTV shall exchange on behalf of the respective Parties, executed copies of the Agreed Motion to Dismiss with Prejudice and Order of Dismissal with Prejudice pursuant to Rule 41(a)(1) and (c) of the Federal Rules of Civil Procedure dismissing the Action including the claims and counterclaims filed therein with prejudice in the form of Exhibit A (the “Stipulation of Dismissal”) attached.  Upon receipt of the payment in Section 2, counsel for FORGENT shall file the Agreed Motion to Dismiss with the United States District Court for the Eastern District of Texas.

4.                                      Confidentiality

Neither Party shall disclose any of the terms of this AGREEMENT to any third party, other than to Affiliates, without the express written consent of the other Party except to the limited extent as follows:  (i) as may be required by any state or federal statute, by government regulation or by court order, as determined in good faith by the disclosing Party, (ii) in a proceeding brought for the purpose of enforcing this AGREEMENT against any Party or person bound hereby, (iii) to the Parties’ respective professional advisors, such as attorneys or accountants, who agree to comply with this provision, (iv) to third parties that are interested in acquiring DIRECTV or an Affiliate of DIRECTV and who agree to comply with this provision; (v) to third parties that are interested in acquiring FORGENT and who agree to comply with this provision, and (vi) to Covered Parties who agree to comply with this provision; provided, however, that in the event of a disclosure under this sub-part (vi), the disclosing Party shall redact from any such disclosure the Section 2, above.  If any Party is hereafter served with a valid discovery request, subpoena or other form of judicial or administrative process which in the reasonable opinion of a Party requires the disclosure of this AGREEMENT or terms thereof, then such disclosing Party may make such production to the extent required, provided such production or disclosure is made subject to appropriate legal protections for the continued confidentiality of the information, such as subject to a binding protective order or similar agreement restricting the use and further disclosure of such information.  Notwithstanding the foregoing, the mere occurrence of settlement of the Action and the Stipulation of Dismissal shall not be deemed confidential.  Subject to all of the foregoing, both Parties shall have the right to determine in good faith the scope of any disclosure, and in so doing the Parties shall make reasonable and good faith efforts to maintain the confidentiality of this AGREEMENT to the maximum extent possible.  The Parties agree to work together in good faith to address any unforeseen disclosure issues.

5.                                      No Admission Of Liability

This AGREEMENT is a settlement and compromise of disputed claims and shall not be treated as an admission of liability by any Party for any purpose.  Further, nothing in this AGREEMENT shall be construed as an admission by DIRECTV or any other of the Covered Parties of the validity or infringement of the Forgent Patent Rights.

CONFIDENTIAL TREATMENT

6.                                      License Provisions

(a)           License:  FORGENT hereby grants to DIRECTV and to the other Covered Parties a non-exclusive, worldwide, fully paid-up, irrevocable license to make, have made, use, sell, offer for sale, lease, or import any product that involves the Covered Subject Matter or to practice or have practiced, any method that involves the Covered Subject Matter, [***].

(b)           Term:  The license granted in Section 6(a) shall be effective from the Effective Date of this AGREEMENT until the Expiration Date.

7.                                      Releases

(a)           Forgent’s Release of DIRECTV Covered Parties:  FORGENT on behalf of itself and its Affiliates hereby and forever releases and discharges the Covered Parties defined in Section 1(b)(i) and any and all predecessors, assigns, agents, employees, directors, officers, and representatives thereof (collectively, the “DIRECTV Released Parties”), from any and all causes of action, actions, judgments, liens, indebtedness, damages, losses, claims, counterclaims, liabilities and demands of whatsoever kind or character throughout the world, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, whether or not heretofore brought before any foreign or domestic court or governmental agency or entity, which FORGENT or its Affiliates now holds, has the right to assert or owns, or has at any time heretofore held, had the right to assert or owned against such DIRECTV Released Parties.  [***]  Each of the DIRECTV Released Parties is intended to be and is a third-party beneficiary of this release and has standing to enforce the terms of this release without joinder of DIRECTV or any other DIRECTV Released Party.

(b)           FORGENT’s Release of Other Covered Parties:  FORGENT on behalf of itself and its Affiliates hereby and forever releases and discharges the Covered Parties defined in Sections 1(b)(ii) through (v) (collectively, the “Other Released Parties”) from any and all causes of action, actions, judgments, liens, indebtedness, damages, losses, claims, counterclaims, liabilities and demands of whatsoever kind or character throughout the world, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, whether or not heretofore brought before any foreign or domestic court or governmental agency or entity relating to or arising from the Covered Subject Matter, which FORGENT or its Affiliates now holds, has the right to assert or owns, or has at any time heretofore held, had the right to assert or owned against such Other Released Parties [***].  [***]  Each of the Other Released Parties is intended to be and is a third-party beneficiary of this release and has standing to enforce the terms of this release without joinder of DIRECTV or any Other Released Party.

(c)           DIRECTV’s Release of FORGENT:  DIRECTV hereby and forever releases and discharges FORGENT, and its respective current Affiliates, agents, employees, directors, officers, and representatives, from any and all causes of action, actions, judgments, liens, indebtedness, damages, losses, claims, counterclaims, liabilities and demands of whatsoever kind or character throughout the world, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, whether or not heretofore brought before any foreign or domestic court or governmental agency or entity, which DIRECTV now holds,

CONFIDENTIAL TREATMENT

has the right to assert or owns, or has at any time heretofore held, had the right to assert or owned [***].

(d)           Enforcement of Agreement:  Nothing in the foregoing mutual releases in this Section 7 shall affect either Party’s respective right to enforce against the other Party such other Party’s obligations as set forth in this AGREEMENT.

8.                                      Covenant Not To Sue

FORGENT and DIRECTV hereby covenant for themselves and for their Affiliates that during the five (5) year period starting on the Effective Date, they each will refrain from commencing, instituting or prosecuting any lawsuit, action, proceeding, claim, investigation, or demand of any kind or character against the other and the other’s Affiliates, for infringement of any patent whether presently owned or hereafter acquired [***].  [***]

9.                                      Representations and Warranties

(a)           Releases:  The undersigned, and each of them, hereby warrant, represent, and agree that they and each of them are the sole and lawful owner of all right, title and interest in and to every claim and every matter which they purport to release hereby.  The releasing Party shall indemnify the released Party against, and defend and hold such Party harmless from any claims arising out of or relating to any assignment or transfer, or for any purported or attempted assignment or transfer, of any claims or other matters released herein.

(b)           Acknowledgement and Waiver:

WITHOUT ACKNOWLEDGING OR AGREEING TO THE APPLICABILITY OF CALIFORNIA LAW, FORGENT ACKNOWLEDGES THAT IT IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

FORGENT, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

(c)           License:  FORGENT warrants and represents that it is the sole and exclusive owner of the Forgent Patent Rights, that it has the full right and power to grant the license as set forth herein, and that there are no outstanding agreements, assignments or encumbrances inconsistent therewith.

CONFIDENTIAL TREATMENT

(d)           Covenants:  FORGENT and DIRECTV each warrants and represents that it has the full right and power to grant the covenants provided herein, and that there are no outstanding agreements, assignments or encumbrances inconsistent therewith.

10.                               Additional Provisions

(a)           Entire Agreement:  This AGREEMENT represents the entire agreement of the Parties with respect to the transactions contemplated herein and supersedes all prior agreements, discussions or representations, oral or written, with respect to the subject matter hereof.  [***]  Except as otherwise provided herein, this AGREEMENT may be amended, modified or terminated only by a writing signed by both of the Parties hereto.

(b)           Binding Effect:  This AGREEMENT shall be binding upon and inure to the benefit of the Parties hereto and each and all of their representatives, officers, directors, employees, agents, Affiliates, partners, successors, and heirs, if any.  As to the Covered Parties defined in Section 1(b)(i), any persons or entities which may become a DIRECTV Affiliate after the execution of this AGREEMENT by the Parties, shall receive the full benefit of the license, release and covenants of this AGREEMENT [***]; it being understood that no future transaction involving DIRECTV should broaden the scope of any license, release or other right granted by FORGENT hereunder.

(c)           Licenses and Covenants Run With Title:  FORGENT further covenants that this AGREEMENT shall run with the legal and equitable title to the Forgent Patent Rights and all other applicable rights, until the Expiration Date and beyond, and be enforceable against and binding upon any and all successors and assigns of FORGENT.  In the event FORGENT transfers any interest in any of the Forgent Patent Rights or other applicable right, Forgent shall notify such transferee of this AGREEMENT and the transferee shall be subject to all terms and conditions hereof.

(d)           Third Party Beneficiary:  DIRECTV shall be a third-party beneficiary of the rights granted herein to other Covered Parties, and notwithstanding anything in this AGREEMENT to the contrary, reserves the right to enforce those rights on behalf of such Covered Parties.

(e)           Counterparts:  This AGREEMENT may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This AGREEMENT will become binding and effective upon the exchange of facsimile copies of the required signatures.  The Parties will thereafter exchange formal signed originals of this AGREEMENT for their permanent records.

(f)            Waiver:  The failure of any Party at any time to require performance by any other Party of any provision of this AGREEMENT shall not be deemed a continuing waiver of that provision or a waiver of any other provision of this AGREEMENT and shall in no way affect the full right to require such performance from such other Party at any time thereafter.

(g)           Negotiated Agreement:  The terms of this AGREEMENT were negotiated by FORGENT and DIRECTV, and neither of the Parties shall be deemed the sole

CONFIDENTIAL TREATMENT

author of this AGREEMENT.  Each Party has been represented by legal counsel in connection with the negotiation and execution of this AGREEMENT.

(h)           Severability:  If any provision of this AGREEMENT is declared or found to be illegal, unenforceable or void, and the remainder of this AGREEMENT is not materially affected by such a declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

(i)            Headings:  The headings to sections and paragraphs of this AGREEMENT shall not be deemed a part of this AGREEMENT and shall not affect the interpretation of this AGREEMENT.

(j)            Voluntary Execution:  This AGREEMENT is executed voluntarily by each of the Parties hereto without any duress or undue influence on the part, or on behalf, of any of them.  The Parties hereto represent and warrant to each other that they have read and fully understand the provisions of this AGREEMENT and have relied upon the advice and representation of legal counsel of their own choosing.

(k)           Attorneys’ Fees:  FORGENT and DIRECTV each shall bear its own attorneys’ fees, costs and expenses in connection with the Action, with the negotiation and preparation of this AGREEMENT, and with the completion of settlement as herein provided.

(l)            Governing Law:  This AGREEMENT shall be interpreted, and the rights and duties of the Parties hereto shall be determined, in accordance with the laws of the State of Texas, without regard to its conflicts of laws provisions.  [***]

(m)          Authority:  Each Party warrants and represents that it has all necessary rights and is fully authorized to enter into this AGREEMENT and to carry out the obligations provided for herein.

(n)           Bankruptcy:  Each Party represents and warrants that it is not presently the subject of a voluntary or involuntary petition in bankruptcy or the equivalent thereof, does not presently contemplate filing any such voluntary petition, and does not presently have reason to believe that such an involuntary petition will be filed against it.

(o)           [***]

(p)           Notices:  All notices to, demands, consents, and communications that any Party may desire to give to the other, and/or may be required under this AGREEMENT, must be in writing.  The notice shall be effective upon receipt in the United States after having been sent by registered or certified mail or sent by facsimile transmission, and addressed to the address designated below:

                [***]

or to such address that the Party to whom notices are to be sent may from time to time designate in writing.

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(q)           Agency:  This Agreement does not make either Party the agent of the other Party for any purpose whatsoever, nor does either Party have the right or authority to assume, create or incur any liability of any kind, express or implied, against or in the name or on behalf of the other Party.

(r)            No License to FORGENT:  Nothing contained in this AGREEMENT shall be construed as conferring to FORGENT or to its Affiliates any right to a license under or to otherwise use any patent, patent application, trademark, service name, service mark, trade dress, trade secret or other intellectual property belonging to DIRECTV or its Affiliates.

IN WITNESS WHEREOF, the Parties have executed this AGREEMENT on the dates set forth opposite their respective signatures below:

DATED:	FORGENT NETWORKS, INC.

By:
Its:

DATED:	DIRECTV, INC.

By:
[***]

CONFIDENTIAL TREATMENT

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF TEXAS
TYLER DIVISION

FORGENT NETWORKS, INC. Plaintiff, vs. ECHOSTAR COMMUNICATIONS CORPORATION, et al. Defendants.	CONSOLIDATED C.A. No. 6:06-CV-208 (LED)
SCIENTIFIC-ATLANTA, INC. MOTOROLA, INC. and DIGEO, INC. Plaintiffs, vs. FORGENT NETWORKS, INC. Defendant.

AGREED MOTION TO DISMISS WITH PREJUDICE

Pursuant to Rule 41(a) and 41(c) of the Federal Rules of Civil Procedure and the terms of a separate agreement, Plaintiff Forgent Networks, Inc. (“Forgent”) and Defendant DIRECTV, Inc. (collectively, the “Parties”) have agreed to settle, adjust and compromise all claims against each other in this case.  The Parties, therefore, move this Court to dismiss with prejudice all claims by Plaintiff against Defendant and to dismiss with prejudice all claims by Defendant against Plaintiff with this Court retaining exclusive jurisdiction to hear any dispute that may arise in connection with the settlement or any matter related thereto.

CONFIDENTIAL TREATMENT

A proposed Order accompanies this motion.

Respectfully submitted,

By:
[***]

ATTORNEY-IN-CHARGE FOR PLAINTIFF

OF COUNSEL:

[***]

[***]

[***]

ATTORNEYS FOR PLAINTIFF

[***]

ATTORNEYS FOR DEFENDANTS
DIRECTV, INC.

[***]

[***]

ATTORNEYS FOR DEFENDANT
DIRECTV, INC.

CONFIDENTIAL TREATMENT

CERTIFICATE OF SERVICE

I hereby certify that a true and correct copy of the foregoing document was forwarded to opposing counsel, via e-filing and e-mail, on this        th day of June, 2007.

CONFIDENTIAL TREATMENT

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF TEXAS
TYLER DIVISION

FORGENT NETWORKS, INC. Plaintiff, vs. ECHOSTAR COMMUNICATIONS CORPORATION, et al. Defendants.	CONSOLIDATED C.A. No. 6:06-CV-208 (LED)
SCIENTIFIC-ATLANTA, INC. MOTOROLA, INC. and DIGEO, INC. Plaintiffs, vs. FORGENT NETWORKS, INC. Defendant.

ORDER OF DISMISSAL WITH PREJUDICE

On this day, Plaintiff Forgent Networks, Inc. (“Plaintiff”) and Defendant DIRECTV, Inc. (“Defendant”) announced to the Court that they have settled their respective claims for relief asserted in this case against each other and requested that the Court dismiss these claims with prejudice with this Court retaining exclusive jurisdiction to hear any dispute that may arise in connection with the settlement or any matters related thereto.  The Court, having considered this request, is of the opinion that their request should be, and hereby is, GRANTED.  It is therefore

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ORDERED that Plaintiff’s claims against Defendant, and Defendant’s claims against Plaintiff, are each dismissed with prejudice, subject to this Court’s retention of exclusive jurisdiction to hear any dispute that may arise in connection with the settlement or any matters related thereto.